UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 2, 2004


                        Capital Senior Living Corporation
             (Exact name of registrant as specified in its charter)


         Delaware                       1-13445                   75-2678809
---------------------------     -----------------------     ------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

14160 Dallas Parkway, Suite 300, Dallas, Texas                     75254
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (972) 770-5600


Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits.

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits.

       The following exhibit to this Current Report on Form 8-K is not being filed but is being furnished pursuant to Item 9 below:

                  99.1     Press Release dated August 2, 2004


Item 9.  Regulation FD Disclosure.

       On August 2, 2004, Capital Senior Living Corporation announced that it had entered into a definitive purchase agreement with The Covenant Group of Texas, Inc. ("Covenant") to acquire all of the outstanding stock of Covenant's wholly owned subsidiary, CGI Management, Inc. A copy of the press release is filed as Exhibit 99.1 to this current report on Form 8-K. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The press release contains and may implicate, forward-looking statements regarding the registrant and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.




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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CAPITAL SENIOR LIVING CORPORATION


Date: August 2, 2004                By:      /s/ David R. Brickman
                                    Name:    David R. Brickman
                                    Title:   Vice President and General Counsel


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                                INDEX TO EXHIBITS

Exhibit No.               Exhibit Name
-----------               ------------
99.1                      Press Release dated August 2, 2004

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                                                                    Exhibit 99.1

For Immediate Release                                  Contact: Ralph A. Beattie
                                                                    972/770-5600

                        CAPITAL SENIOR LIVING CORPORATION
    TO ACQUIRE CGI MANAGEMENT; WILL EXPAND RESIDENT CAPACITY TO NEARLY 9,000

o Acquisition expected to be immediately accretive to earnings

o Strategic alliance formed to pursue development and management opportunities

DALLAS - (BUSINESS WIRE) - August 2, 2004 - Capital Senior Living Corporation ("Capital") (NYSE:CSU), one of the country's largest operators of senior living communities, today announced it has signed a definitive purchase agreement with The Covenant Group of Texas, Inc. ("TCG") to acquire all of the outstanding stock of Covenant's wholly owned subsidiary, CGI Management, Inc. ("CGIM"), a Fort Worth, Texas based company which operates 16 senior independent and assisted living communities, including seven senior living communities owned by TCG. At the closing of Capital's purchase of CGIM's stock, Capital will receive the exclusive right and option through July 2009 to purchase the seven senior living communities owned by TCG. Capital will also receive the right of first refusal to acquire the seven communities owned by TCG for a period of 15 years.

In acquiring CGI Management, Capital will assume management of 16 operating properties, with a resident capacity of 2,070, including the seven properties owned by TCG for which Capital will have options to purchase and rights of first refusal. CGI Management employs approximately 500 employees.

Capital will pay approximately $2.5 million in cash at closing, subject to various adjustments set forth in the purchase agreement, to acquire all of the outstanding stock of CGI Management. Capital will also pay three installments of $366,667 on the first, third and fifth anniversaries of the closing subject to reduction if the management fees earned from the nine third party owned communities with various terms are terminated and not replaced by substitute agreements during the period, and certain other adjustments. The management agreements on the TCG owned communities are for a 15-year term.

The stock purchase is expected to close in the third quarter of 2004, subject to receipt of required approvals and other closing conditions. Capital will use cash on hand to acquire CGI Management.

"Capital Senior Living and CGI Management hold in common many shared values and a commitment to providing quality housing and services to seniors," said James A.

                                      MORE

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CAPITAL/Page 2

Stroud, Chairman of Capital. "Our new combined organization will remain dedicated to enriching the daily lives of our senior residents by providing an environment that stimulates them physically, mentally, and emotionally."

"Our two companies have tremendous similarities and our operations complement each other geographically and philosophically," said Gary Staats, President of The Covenant Group of Texas. "Of equal significance is the strategic alliance that is created between Capital and TCG in an effort to better serve organizations desiring an expanded mission to include senior housing."

The CGI Management portfolio includes 16 properties located in four states (Texas, Oklahoma, Arkansas and Mississippi) with a resident capacity of 2,070. Approximately 79 percent of the portfolio is independent living and 21 percent is assisted living, with 95 percent of the revenues from private pay sources.

Capital estimates that the transaction will be accretive on a cash basis and GAAP basis. The Company anticipates annual management fee revenue of approximately $1.6 million and annual incremental expenses of approximately $0.6 million.

Capital and TCG will also form a strategic alliance to jointly pursue development and management opportunities for not for profit owners. TCG's leadership as a successful senior living developer for tax-exempt owners will be complemented by Capital's proven track record as a national operator of senior living communities. The strategic alliance is expected to provide Capital with a platform for additional external growth through longterm management contracts.

"The acquisition of CGI Management will accelerate Capital's business plan to grow through acquisitions and additional management assignments," stated Lawrence A. Cohen, Chief Executive Officer. "The two organizations share many similarities that will advance a successful integration upon closing the transaction. We are optimistic our integration plan will be successful and will benefit our residents, family members, employees and shareholders."

2Q04 CONFERENCE CALL INFORMATION

The Company will host a conference call with senior management to discuss the Company's second quarter 2004 financial results. The call will be held on Thursday, August 5, 2004 at 11:00 am Eastern Time.

The call-in number is 913-981-5510.  No confirmation number is required.  A link
to  a  simultaneous   webcast  of  the  teleconference   will  be  available  at
www.capitalsenior.com through Windows Media Player or RealPlayer.

For the convenience of the Company's shareholders and the public, the conference call will be recorded and available for replay starting August 5, 2004 at 2:00 pm Eastern Time, until August 12, 2004 at 8:00 pm Eastern Time. To access the conference call replay, call 719-457-0820, confirmation code 514175. The conference call will also be made available for playback via the Company's corporate website, www.capitalsenior.com, and will be available until the next earnings release date.

                                      MORE

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CAPITAL/Page 3

ABOUT THE COMPANY

Capital Senior Living Corporation is one of the nation's largest operators of residential communities for senior adults. The Company's operating philosophy emphasizes a continuum of care, which integrates independent living, assisted living and home care services, to provide residents the opportunity to age in place.

The Company currently operates 42 senior living communities in 20 states with an aggregate capacity of approximately 6,900 residents, including 41 senior living communities which the Company owns or in which the Company has an ownership interest, and one community it manages for a third party. In the communities operated by the Company, 86 percent of residents live independently and 14 percent of residents require assistance with activities of daily living.

The forward-looking statements in this release are subject to certain risks and uncertainties that could cause results to differ materially, including, but not without limitation to, the Company's ability to find suitable acquisition properties at favorable terms, financing, licensing, business conditions, risks of downturns in economic conditions generally, satisfaction of closing conditions such as those pertaining to licensure, availability of insurance at commercially reasonable rates, and changes in accounting principles and interpretations among others, and other risks and factors identified from time to time in our reports filed with the Securities and Exchange Commission.

Contact Ralph A. Beattie, Chief Financial Officer, at 972-770-5600, Matt Hayden, Hayden Communications, Inc. at 858-456-4533, or Gary Staats, The Covenant Group of Texas, Inc., at 817-446-4792 for more information.

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